SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On November 17, 2020, Waste Management, Inc. (the “Company”) terminated its 364-day $3.0 billion U.S. revolving credit facility dated July 28, 2020, with the lenders party thereto and Mizuho Bank, Ltd., as administrative agent (the “Credit Agreement”). All existing debt for borrowed money under the Credit Agreement was repaid in full with the proceeds from the Company’s issuance and sale of $2.5 billion of senior notes that closed on November 17, 2020.

A summary of the material terms of the Credit Agreement are set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed July 30, 2020 and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2020, the Board of Directors (the “Board”) approved the amended and restated by-laws of the Company (the “Amended and Restated By-laws”), effective as of November 18, 2020. The Amended and Restated By-laws (i) include a new Section 2.17 that serves to opt-out of Section 116 of the General Corporation Law of the State of Delaware (the “DGCL”) by requiring that notices and other information or documents provided by stockholders to the Company pursuant to by-law requirements must be delivered in writing and (ii) provide that the number of nominees that a stockholder seeks to nominate for election to the Board under the advance notice by-law provision may not exceed the number of directors to be elected at the meeting. The Amended and Restated By-laws also include minor clarifications and changes intended to respond and conform to recent amendments to the DGCL.

The above description is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

3.2	Amended and Restated By-Laws of Waste Management, Inc. as of November 18, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: November 18, 2020	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer

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